SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 18, 2003
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       0-32513                 87-0403239
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(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)          Identification No.)

           111 Airport Road, Warwick, Rhode Island              02889
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          (Address of principal executive offices)            (Zip code)

                      (401) 352-2300
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      Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.01.  ACQUISITION OR DISPOSITION OF ASSETS

         In December 2003, ICOA, Inc., a Nevada corporation (the "Company"), acquired all of the issued and outstanding shares of capital stock of Airport Network Solutions, Inc., a Delaware corporation pursuant to the issuance of a convertible promissory note in the principal amount equal to $200,000. Airport Network Solutions designs and manages Wi-Fi solutions for the airport industry. The note accrues interest at an annual rate equal of five percent (5%). The note is due and payable on December 18, 2005. At any time prior to the maturity date of the note, provided the Company has sufficient authorized shares of common stock available, the note is convertible at the option of the holder into such number of shares of common stock that is obtained by dividing the sum of the outstanding principal balance of the note by $0.01. All accrued and unpaid interest on the note is payable in cash at the time of conversion of the Note. The Company's prior disclosure in its public filings was not accurate with respect o the payment details of this transaction. Even if the Company does not receive shareholder approval to increase its authorized shares of common stock, this acquisition cannot be unwound by any of the parties to the transaction.

         In August 2004, the Company acquired all of the issued and outstanding shares of capital stock of AuthDirect, Inc., a California corporation pursuant to (i) the issuance of 1,500,000 shares of common stock of the Company, (ii) $170,000 in cash and notes, and (iii) warrants to purchase 1,500,000 shares of common stock. AuthDirect provides back-office settlement services and network monitoring for Wi-Fi providers. The Company's prior disclosure in its public filings was not accurate with respect to the payment terms of this transaction. The Company has issued all shares and warrants, and paid all cash amounts, required in this transaction. This acquisition cannot be unwound by any of the parties to this transaction.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

         Not applicable.

         (b)      Pro Forma Financial Information

         Not applicable.

         (c)      Exhibits


Exhibit             Description                                                           Location

16.1                Convertible Promissory Note, dated December 18, 2003 in the           Provided herewith
                    principal amount of $200,000 issued by ICOA, Inc.

16.2                Stock Purchase Agreement, dated September 8, 2004, by and among       Provided herewith
                    ICOA, Inc., AuthDirect, Inc. and the shareholders of AuthDirect,
                    Inc.

16.3                Consulting Agreement, dated September 8, 2004, by and among ICOA,     Provided herewith
                    Inc., and Kevin Quaintance.

16.4                Consulting Agreement, dated September 8, 2004, by and among ICOA,     Provided herewith
                    Inc., and Joel Stalder

16.5                Form of Warrant, dated September 8, 2004, by and among ICOA, Inc.     Provided herewith
                    and the shareholders of AuthDirect, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    December 21, 2004                            By:
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                                                    Name: Erwin Vahlsing, Jr.
                                                     Its: Chief Financial
                                                          Officer and Director